SUBSIDIARIES OF REALOGY HOLDINGS CORP. AND REALOGY GROUP LLC.	Exhibit 21.1

Name	State
Alpha Referral Network LLC	Texas
Apple Ridge Funding LLC	Delaware
Apple Ridge Services Corporation	Delaware
Better Homes and Gardens Real Estate Licensee LLC	Delaware
Better Homes and Gardens Real Estate LLC	Delaware
Broker Technology Solutions LLC	Delaware
Bromac Title Services LLC	Delaware
Burgdorff LLC	Delaware
Burnet Realty LLC	Minnesota
Burnet Title of Indiana, LLC	Indiana
Career Development Center, LLC	Delaware
Cartus Brasil Serviços de Reloçacão Ltda.	Brazil
Cartus Business Answers No. 2 Plc	United Kingdom
Cartus Corporation	Delaware
Cartus Corporation Limited	Hong Kong
Cartus Corporation Pte. Ltd.	Singapore
Cartus Financial Corporation	Delaware
Cartus Financing Limited	United Kingdom
Cartus Global Holdings Limited	Hong Kong
Cartus Holdings Limited	United Kingdom
Cartus India Private Limited	India
Cartus Limited	United Kingdom
Cartus Management Consulting (Shanghai) Co., Ltd.	China
Cartus Puerto Rico Corporation	Puerto Rico
Cartus Real Estate Consultancy (Shanghai) Co., Ltd.	China
Cartus Relocation Canada Limited	Canada
Cartus Relocation Corporation	Delaware
Cartus Relocation Hong Kong Limited	Hong Kong
Cartus Services II Limited	United Kingdom
Cartus UK Plc	United Kingdom
Case Title Company	California
CB Commercial NRT Pennsylvania LLC	Delaware
CDRE TM LLC	Delaware
Century 21 Real Estate LLC	Delaware
CGRN, Inc.	Delaware
Climb Franchise Systems LLC	Delaware
Climb Real Estate, Inc.	California
Climb Real Estate LLC	Delaware
Coldwell Banker Canada Operations ULC	Canada
Coldwell Banker Commercial Pacific Properties LLC	Hawaii
Coldwell Banker LLC	Delaware
Coldwell Banker NRT RealVitalize, Inc.	Delaware
Coldwell Banker NRT RealVitalize LLC	Delaware
Coldwell Banker Pacific Properties LLC	Hawaii
Coldwell Banker Real Estate LLC	California
Coldwell Banker Real Estate Services LLC	Delaware
Coldwell Banker Residential Brokerage Company	California
Coldwell Banker Residential Brokerage LLC	Delaware
Coldwell Banker Residential Real Estate LLC	California
Coldwell Banker Residential Referral Network	California
Coldwell Banker Residential Referral Network, Inc.	Pennsylvania

Name	State
Colorado Commercial, LLC	Colorado
Corcoran BK LLC	Delaware
Corcoran Group LLC	Delaware
Cornerstone Title Company	California
Equity Title Company	California
Equity Title Messenger Service Holding LLC	Delaware
ERA Franchise Systems LLC	Delaware
Estately, Inc.	Washington
Fairtide Insurance Ltd.	Bermuda
First Advantage Title, LLC	Delaware
First California Escrow Corporation	Delaware
Guardian Holding Company	Delaware
Guardian Title Company	California
HFS LLC	Delaware
HFS.com Connecticut Real Estate LLC	Delaware
HFS.com Real Estate Incorporated	Delaware
HFS.com Real Estate LLC	Delaware
Home Referral Network LLC	Minnesota
Jack Gaughen LLC	Delaware
Lakecrest Title, LLC	Tennessee
Land Title and Escrow, Inc.	Idaho
Martha Turner Properties, L.P.	Texas
Martha Turner Sotheby’s International Realty Referral Company LLC	Texas
Mercury Title LLC	Arkansas
Metro Title, LLC	Delaware
MTPGP, LLC	Texas
NRT Arizona Commercial LLC	Delaware
NRT Arizona LLC	Delaware
NRT Arizona Referral LLC	Delaware
NRT California Incorporated	Delaware
NRT Carolinas LLC	Delaware
NRT Carolinas Referral Network LLC	Delaware
NRT Colorado LLC	Colorado
NRT Columbus LLC	Delaware
NRT Commercial LLC	Delaware
NRT Development Advisors LLC	Delaware
NRT Devonshire LLC	Delaware
NRT Devonshire West LLC	Delaware
NRT Florida LLC	Delaware
NRT Hawaii Referral, LLC	Delaware
NRT Long Island City LLC	Delaware
NRT Mid-Atlantic LLC	Delaware
NRT Missouri LLC	Delaware
NRT Missouri Referral Network LLC	Delaware
NRT New England LLC	Delaware
NRT New York LLC	Delaware
NRT Northfork LLC	Delaware
NRT NY RP Holding LLC	Delaware
NRT Philadelphia LLC	Delaware
NRT Pittsburgh LLC	Delaware
NRT Queens LLC	Delaware
NRT Referral Network LLC (DE)	Delaware
NRT Referral Network LLC (Utah)	Utah
NRT Relocation LLC	Delaware

Name	State
NRT REOExperts LLC	Delaware
NRT Sunshine Inc.	Delaware
NRT Texas LLC	Texas
NRT Utah LLC	Delaware
NRT Vacation Rentals Arizona LLC	Delaware
NRT Vacation Rentals California, Inc.	Delaware
NRT Vacation Rentals Delaware LLC	Delaware
NRT Vacation Rentals Florida LLC	Delaware
NRT Vacation Rentals Maryland LLC	Delaware
NRT West Rents, Inc.	California
NRT West, Inc.	California
NRT ZipRealty LLC	Delaware
Oncor International LLC	Delaware
Plymouth Abstract LLC	Delaware
Quality Choice Title LLC	Delaware
Real Estate Referral LLC	Delaware
Real Estate Referrals LLC	Delaware
Real Estate Services LLC	Delaware
Realogy Blue Devil Holdco LLC	Delaware
Realogy Brokerage Group LLC	Delaware
Realogy Cavalier Holdco LLC	Delaware
Realogy Co-Issuer Corp.	Florida
Realogy Franchise Group LLC	Delaware
Realogy Global Services LLC	Delaware
Realogy Group LLC	Delaware
Realogy Insurance Agency, Inc.	Massachusetts
Realogy Intermediate Holdings LLC	Delaware
Realogy Lead Management Services, Inc.	Delaware
Realogy Licensing LLC	Delaware
Realogy Operations LLC	California
Realogy Services Group LLC	Delaware
Realogy Services Venture Partner LLC	Delaware
Realogy Title Group LLC	Delaware
REALtech Title LLC	Delaware
Referral Associates of New England LLC	Massachusetts
Referral Network LLC	Florida
Referral Network Plus, Inc.	California
Referral Network, LLC	Colorado
Riverbend Title, LLC	Delaware
RT Title Agency, LLC	Delaware
Secured Land Transfers LLC	Delaware
Sotheby's International Realty Affiliates LLC	Delaware
Sotheby's International Realty Global Development Advisors LLC	Delaware
Sotheby's International Realty Licensee LLC	Delaware
Sotheby's International Realty Referral Company Inc.	California
Sotheby's International Realty Referral Company, LLC	Delaware
Sotheby's International Realty, Inc.	Michigan
St. Mary's Title Services, LLC	New Hampshire
Terra Coastal Escrow, Inc.	California
The Sunshine Group, Ltd.	New York
Title Resource Group Affiliates Holdings LLC	Delaware
Title Resource Group Holdings LLC	Delaware
Title Resource Group Settlement Services, LLC	Alabama
Title Resources Guaranty Company	Texas

Name	State
TRG Maryland Holdings LLC	Delaware
TRG Services, Escrow, Inc.	Delaware
TRG Settlement Services, LLP	Pennsylvania
TRG Venture Partner LLC	Delaware
True Line Technologies LLC	Ohio
West Coast Escrow Company	California
ZapLabs LLC	Delaware

Name	Assumed Name
Alpha Referral Network LLC	Coldwell Banker Realty Referral Network Referral Network Realty Referral Company
Bromac Title Services LLC	Equity Closing Platinum Title & Settlement Services Platinum Title
Burgdorff LLC	Burgdorff ERA
Burnet Realty LLC
Burnet Financial Group
Coldwell Banker Burnet
Coldwell Banker Burnet Realty
Coldwell Banker Burnet - Realty
Coldwell Banker Commercial Realty
Coldwell Banker-Global Luxury
Coldwell Banker Realty
Coldwell Banker Realty-Burnet

Cartus Brasil Serviços de Reloçacão Ltda.	Cartus Brasil Relocation Services
CB Commercial NRT Pennsylvania LLC	Coldwell Banker Commercial Realty
Climb Real Estate, Inc.	Condo Store
Coldwell Banker Canada Operations ULC	Coldwell Banker Affiliates of Canada
Coldwell Banker Commercial Pacific Properties LLC	Coldwell Banker Commercial Pacific Properties Coldwell Banker Commercial Realty
Coldwell Banker Pacific Properties LLC	Coldwell Banker Pacific Properties Coldwell Banker Pacific Properties Real Estate School Coldwell Banker Realty
Coldwell Banker Real Estate LLC	Coldwell Banker Commercial Affiliates
Coldwell Banker Real Estate Services LLC
Coldwell Banker Commercial Realty
Coldwell Banker Country Properties
Coldwell Banker Realty
Coldwell Banker Sammis
Trylon Realty of Great Neck
Coldwell Banker Success Academy
First Choice Real Estate
National Homefinders
Signature Properties
Signature Properties of Long Island

Coldwell Banker Residential Brokerage Company	Coldwell Banker Realty Coldwell Banker Commercial Realty Coldwell Banker Global Luxury Powerhouse Properties
Coldwell Banker Residential Real Estate LLC
Chicago Apartment Finders
Coldwell Banker Realty
Coldwell Banker Residential Real Estate
Coldwell Banker West Shell
The Gold Coast School of Real Estate
Coldwell Banker Residential Group
Coldwell Banker The Condo Store

Coldwell Banker Residential Referral Network	RNI Referral Network Referral Network, Inc. Coldwell Banker Realty Referral Network Coldwell Banker Residential Referral Network Coldwell Banker Residential Referral Network, Inc.

Name	Assumed Name
Coldwell Banker Residential Referral Network, Inc.	Coldwell Banker Realty Referral Network
Colorado Commercial, LLC	Coldwell Banker Commercial Realty
HFS.com Real Estate Incorporated	HFS.com Homesforsale.com
HFS.com Real Estate LLC	HFS.com Homesforsale.com
HFS.com Connecticut Real Estate LLC	HFS.com Homesforsale.com
HFS LLC	HFS
Home Referral Network LLC	Coldwell Banker Realty Referral Network Network Connect
Jack Gaughen LLC	Jack Gaughen ERA Jack Gaughen Realtor ERA R & L Appraisal Associates Coldwell Banker Realty
Martha Turner Properties, L.P.	Martha Turner Sotheby’s International Realty
Mercury Title LLC	TRG Closing Services
Metro Title LLC	TRG Closing Services
NRT Arizona Commercial LLC	Coldwell Banker Commercial Realty
NRT Arizona LLC	Coldwell Banker Realty
NRT Arizona Referral LLC	Coldwell Banker Realty Referral Network
NRT California Incorporated	Corcoran The Corcoran Group
NRT Carolinas LLC	Coldwell Banker Realty Coldwell Banker Commercial Realty
NRT Carolinas Referral Network LLC	Coldwell Banker Realty Referral Network
NRT Colorado LLC	Coldwell Banker Realty
NRT Columbus LLC	Coldwell Banker King Thompson Coldwell Banker Realty
NRT Commercial LLC	Coldwell Banker Commercial Realty
NRT Development Advisors LLC	Coldwell Banker NRT Development Advisors Coldwell Banker Realty
NRT Devonshire LLC	Coldwell Banker Realty Coldwell Banker Devonshire
NRT Devonshire West LLC	Coldwell Banker Devonshire West Coldwell Banker Realty
NRT Florida LLC	Coldwell Banker United, Realtors® Sunbelt Real Estate Academy
NRT Hawaii Referral, LLC	Coldwell Banker Realty Referral Network
NRT Mid-Atlantic LLC	Coldwell Banker Commercial Realty Coldwell Banker Realty Coldwell Banker Vacations Coldwell Banker Residential Brokerage School of Real Estate Coldwell Banker Residential Brokerage Real Estate School

Name	Assumed Name
NRT Missouri LLC	Coldwell Banker Gundaker Coldwell Banker Gundaker School of Real Estate Coldwell Banker Realty - Gundaker Laura McCarthy Laura McCarthy RE Laura McCarthy Real Estate Laura McCarthy Realtors www.cbgschool.com
NRT Missouri Referral Network LLC	Coldwell Banker Gundaker Referrals Coldwell Banker Realty Referral Network Coldwell Banker Realty - Gundaker Referral Network
NRT New England LLC	Coldwell Banker Commercial Realty Coldwell Banker Realty
NRT New York LLC
aptsandlofts.com
CH Commercial Real Estate Group
Citi Habitats
Citi Habitats America
Citi Habitats New Developments
Citi Move In Solutions
Corcoran Group Marketing
Corcoran Group Real Estate
Corcoran Sunshine Marketing Group
Corcoran Wexler Healthcare Properties
Metro Walls
Solofts
The Corcoran Group
The Corcoran Group Brooklyn

NRT Northfork LLC	Corcoran
NRT Philadelphia LLC	Coldwell Banker Commercial Realty Coldwell Banker Preferred Coldwell Banker Realty
NRT Pittsburgh LLC	Coldwell Banker Commercial Realty Coldwell Banker Real Estate Services Coldwell Banker Realty
NRT Queens	Citi Habitats
NRT Referral Network LLC (DE)	Coldwell Banker Realty Referral Network
NRT Referral Network LLC (UT)	Coldwell Banker Realty Referral Network
NRT Sunshine Inc.	Corcoran Sunshine Marketing Group The Sunshine Group The Sunshine Group West
NRT Relocation LLC	Castle Edge Mobility
NRT Texas LLC
Coldwell Banker Commercial Realty
Coldwell Banker Realty
DFW Real Estate Academy
The Real Estate School, D/FW
The Real Estate School, Dallas/Fort Worth
Coldwell Banker United, Realtors®
Fine Properties Group
Get There First Realty
Get There First Realty Services
GTF Realty
ZipRealty Residential Brokerage

NRT Utah LLC	Coldwell Banker Realty
NRT Vacation Rentals Arizona LLC	Coldwell Banker Vacations

Name	Assumed Name
NRT Vacation Rentals Florida LLC	Coldwell Banker Vacations
NRT West LLC
Coldwell Banker Global Luxury
Bertrando & Associates
C & C
Cashin Company
CB Rents
Coker & Cook
Coker & Cook Real Estate
Coker Ewing Cook & Cook
Coker-Ewing Real Estate Company
Coldwell Banker
Coldwell Banker Bertrando & Associates
Coldwell Banker Commercial
Coldwell Banker Commercial Realty
Coldwell Banker Commercial Realty West
Coldwell Banker Cornish & Carey
Coldwell Banker Cornish and Carey
Coldwell Banker Del Monte
Coldwell Banker Del Monte Realty
Coldwell Banker Fox & Carskadon
Coldwell Banker Northern California
Coldwell Banker Polley Polley Madsen
Coldwell Banker PPM
Coldwell Banker Previews International
Coldwell Banker Property Management
Coldwell Banker Realty
Coldwell Banker Residential Real Estate
Coldwell Banker Residential Real Estate NRT West
Coldwell Banker Residential Real Estate Services
Coldwell Banker Residential Real Estate Services of Northern California
Coldwell Banker TRI
Coldwell Banker/Valley of California
Cook & Cook Realtors
Cornish & Carey
Cornish & Carey Real Estate
Cornish and Carey
Cornish and Carey Real Estate
Cornish and Carey Residential

NRT West LLC (cont.)	Del Monte Del Monte Coldwell Banker Residential Real Estate Del Monte Realty Polley Polley Madsen Tri Coldwell Banker Tri Coldwell Banker Residential Real Estate Valley Valley of California
NRT ZipRealty LLC	ZipRealty Residential Brokerage
Real Estate Referral LLC	Coldwell Banker Realty Referral Network
Real Estate Referrals LLC	Real Estate Referral Network Coldwell Banker Realty Referral Network
Realogy Title Group LLC	Resource Settlement Group LLC
Realogy Lead Management Services, Inc.	Realogy Leads Group
Referral Associates of New England LLC	Coldwell Banker Realty Referral Network
Referral Network LLC	Coldwell Banker Realty Referral Network

Name	Assumed Name
Referral Network Plus, Inc.	Coldwell Banker Realty Referral Network Referral Network, Inc.
Referral Network, LLC	Coldwell Banker Realty Referral Network
Riverbend Title, LLC	Riverbend Title Agency, LLC
RT Title Agency, LLC	Residential Title Residential Title Agency
Secured Land Transfers LLC
Accredited Real Estate Academy
American Title Company of Houston
Burnet Title
Clear Title Group
Guardian Title Agency
Guardian Transfer
Homestead Title
Horizon Settlement Services
Independence Title
Independence Title Company
Keystone Closing Services LLC
Keystone Title Services
Keystone Transfer Services
Lakecrest Relocation Services
Landmark Title
Landway Settlement Services
Mardan Settlement Services
Market Street Settlement Group
MASettlement
Mid-Atlantic Settlement Services
National Coordination Alliance
Processing Solutions, LLC
Pro National Title Agency
Sandpoint Title
Secured Land Title
Short Trac
Sun Valley Title
Sunbelt Title Agency

Secured Land Transfers LLC (cont.)
Texas American Title Company
TitleOne
TitleOne Exchange
TRG 1031 Services
TRG Closing Services
TRG Commercial
TRG Exchange
TRG Lender Services
TRG National Commercial
TRG Settlement Services
TRG Vendor Management Company
U.S. Title
U.S. Title Guaranty Company
U.S. Title Guaranty Company of St. Charles
U.S. Title Guaranty of St. Charles

Sotheby's International Realty Global Development Advisors LLC	Sotheby’s International Realty Development Advisors
Sotheby's International Realty, Inc.	Sotheby’s International Realty Sotheby’s Realty Wine County Offices

Name	Assumed Name
Title Resource Group Settlement Services, LLC	Century 21 Settlement Services Coldwell Banker Settlement Services Equity Closing Equity Closing Service Group ERA Settlement Services Keystone Title Services Skyline TRG Title Agency TRG Title Agency
TRG Settlement Services, LLP	Mid South Title Agency Southern Title Southern Title Services TRG National Title Services